UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008

VCG Holding Corp.

(Exact name of registrant as specified in its charter)

Colorado	001-32208	84-1157022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

390 Union Boulevard, Suite 540
Lakewood, Colorado	80228
(Address of Principal Executive Offices)	(Zip Code)

(303) 934-2424

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

In accordance with the General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

On August 11, 2008, VCG Holding Corp. (the “Company”) issued a press release entitled; “VCG Holding Corp. Announces 2008 Second - Quarter Financial Results” announcing its financial results for the quarter ended June 30, 2008. A copy of the August 11, 2008 press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

The following information is furnished under Item 7.01 of Form 8-K. The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On August 11, 2008, the Company gave a presentation titled “2008 Second Quarter Earnings Conference Call - August 11, 2008”, to participants of its earnings call for the quarter ended June 30, 2008. The presentation is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Identification of Exhibits

99.1	Press Release dated August 11, 2008

99.2	2008 Second Quarter Earnings Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

Date: August 13, 2008	By:	/s/ Courtney Cowgill
Courtney Cowgill
Chief Financial and Accounting Officer